                                                                    EXHIBIT 99.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
          AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, James H. Tate, as Senior Vice President and Chief Financial Officer of Thermadyne Holdings Corporation (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-K report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Thermadyne Holdings Corporation and will be retained by Thermadyne Holdings Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 31, 2003


                                           /s/ James H. Tate
                                           ------------------------------
                                           James H. Tate
                                           Senior Vice President and
                                           Chief Financial Officer of the
                                           Company